UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                               September 18, 2001
                Date of Report (Date of earliest event reported)



                        AUDIO VISUAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-14234                           13-3466655
(State or other jurisdication of  (Commission file number)   (I.R.S. Employer Identification No.)
  incorporation or organization)



 111 WEST OCEAN BOULEVARD, SUITE 1110, LONG BEACH, CALIFORNIA       90802
 (Address of principal executive offices)                         (Zip code)


                                 (562) 366-0620
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report.)


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


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On September 18, 2001, Audio Visual Services Corporation (the "Company") announced that the Company's lenders had extended the term of its main credit facility to December 14, 2001, from its original maturity date of October 1, 2001. In addition to the extension of the term of the credit facility, the Company reported that its lenders also agreed to defer interest payments until December 14th. Certain financial covenant requirements contained in the credit facility, including the requirement to achieve minimum levels of EBITDA (Earnings before interest, taxes, depreciation and amortization) for the twelve months ending September 30, 2001, were also waived. The Company intends to file the definitive waiver documentation evidencing the credit facility extension and related matters described above as exhibits to its Quarterly Report on Form 10-Q for the three months ending September 30, 2001.

Item 7.  Exhibits

         Exhibit 1  Press release issued by the Company on September 18, 2001.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIO VISUAL SERVICES CORPORATION



By: /s/ Digby J. Davies
------------------------
President, Chief Operating Officer, Acting Chief Financial Officer and Director

Date:  September 21, 2001

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